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                                                                   EXHIBIT 10.01




                               AMENDMENT NO. 2 TO
        AAM/GMCL SUPPLY AGREEMENT BETWEEN AMERICAN AXLE & MANUFACTURING,
                                  INC. ("AAM")
     AND GENERAL MOTORS OF CANADA LIMITED ("GMCL") DATED FEBRUARY 17, 1994,
                      AS AMENDED, (THE "SUPPLY AGREEMENT")




AAM and GMCL hereby agree to extend the term of the Supply Agreement such that the Supply Agreement will remain in force and effect until the later of (i) June 30, 2000, or (ii) the buildout of the C/K 400 series at the GM Arlington Assembly Plant, unless earlier terminated pursuant to Section 12 thereof. This agreement to extend the term of the Supply Agreement amends and supersedes the expiration date set forth in Amendment No. 1 to the Supply Agreement.

All other terms and conditions of the Supply Agreement shall remain in full force and effect as written, unaffected by this amendment.



Dated as of 31st of August 1999
            -------------------



American Axle and Manufacturing, Inc.           General Motors of Canada Limited



By:  /s/ B.G. Mathis                            By:  /s/ L. Worrall
   ----------------------------                    ----------------------------



Its: Executive Vice President                   Its: Vice President Purchasing
    ---------------------------                        & Operations
                                                    ---------------------------